UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): May 15, 2026

GSR V Acquisition Corp.

(Exact name of registrant as specified in its charter)

Cayman Islands	001-43290	N/A
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

5900 Balcones Drive, Suite 100 Austin, TX 78731	78731
(Address of Principal Executive Offices)	(Zip Code)

(914-369-4400)

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencements communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-seventh of one right	GSRVU	The Nasdaq Stock Market LLC
Class A ordinary share, par value $0.0001 per share	GSRV	The Nasdaq Stock Market LLC
Rights, each whole right entitling the holder to receive one Class A ordinary share	GSRVR	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01 Other Events.

On May 15, 2026, GSR V Acquisition Corp. (the “Company”) consummated its initial public offering (the “IPO”) of 20,000,000 units (the “Units”). In connection with the closing, the underwriters fully exercised their over-allotment option to purchase 3,000,000 additional Units (the “OA Option”) for an aggregate of 23,000,000 Units sold. Each Unit consists of one Class A ordinary share, par value $0.0001 per share (“Class A Ordinary Share”), of the Company and one-seventh of one right (“Right”), with each whole Right entitling the holder thereof to receive one whole Class A Ordinary Share. The Units were sold at a price of $10.00 per Unit, generating gross proceeds to the Company of $230,000,000.

Simultaneously with the closing of the IPO, the Company completed the private sale of an aggregate of 671,000 private placement units (the “Private Placement Units”) to GSR IV Sponsor LLC and SPAC Advisory Partners LLC dba Polaris Advisory Partners LLC at a purchase price of $10.00 per Private Placement Unit, generating gross proceeds to the Company of approximately $6,710,000. The Private Placement Units are identical to the Units sold in the IPO and OA Option, subject to certain limited exceptions, and will be subject to transfer restrictions until 30 days following the consummation of the Company’s initial business combination. The Private Placement Units were issued pursuant to Section 4(a)(2) of the Securities Act of 1933, as amended, as the transactions did not involve a public offering.

A total of $230,000,000, comprised of proceeds from the IPO and the sale of the Private Placement Units, were placed into a segregated trust account located in the United States with Odyssey Transfer and Trust Company acting as trustee. An audited balance sheet as of May 15, 2026 reflecting receipt of the proceeds upon consummation of the IPO and the sale of the Private Placement Units is included as Exhibit 99.1 to this Current Report on Form 8-K.

Item 9.01 Financial Statement and Exhibits.

(d) Exhibits. The following exhibits are filed with this Form 8-K:

Exhibit No.	Description of Exhibits
99.1	Audited Balance Sheet as of May 15, 2026.
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GSR V Acquisition Corp.

Date: May 21, 2026	By:	/s/ Gus Garcia
		Name:	Gus Garcia
		Title:	Co-Chief Executive Officer

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